UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	November 17, 2006
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(513) 870-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(b)(d)(e)  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2006, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Elects New Director.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

On November 17, 2006, the compensation committee of Cincinnati Financial Corporation’s board of directors granted increases in 2007 annual base salaries and awarded 2006 cash bonuses to executive officers with leadership roles and responsibilities. Below are the amounts for the five named executive officers whose compensation was detailed in the Proxy Statement for the company's 2006 Annual Meeting of Shareholders.

	New Annual Base Salary	2006 Variable Pay (Cash Bonus)
John J. Schiff, Jr., chairman and chief executive officer	$775,000	$425,750
James E. Benoski, chief insurance officer, president and chief operating officer	$656,861	$456,337

	New Annual Base Salary	2006 Variable Pay (Cash Bonus)
Kenneth W. Stecher, chief financial officer and executive vice president, secretary, treasurer	$552,264	$335,351
Jacob F. Scherer, Jr., senior vice president – sales and marketing	$409,829	$362,507
Thomas A. Joseph, senior vice president – commercial lines	$363,341	$261,896

The company’s named executive officers are at-will employees, and these salary and bonus amounts are not subject to any employment agreements. These salaries and bonuses do not include short-term and long-term incentive compensation amounts under shareholder-approved performance-based plans, the company’s contributions to defined contribution plans, the company’s contributions to other employee benefit programs on behalf of the named executive officers or any other form of compensation.

Additionally, the compensation committee approved stock awards under the company’s Holiday Stock Bonus Plan, which awards one share of stock on a non-discounted basis to each full-time associate for each year of service up to a maximum of 10 years. Under the Holiday Stock Bonus Plan, the named executive officers each received 10 shares valued at $45.20 per share.

Item 7.01 Regulation FD Disclosure

On November 17, 2006, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1– News release dated November 20, 2006, titled “Cincinnati Financial Corporation Elects New Director”

Exhibit 99.2 – News release dated November 20, 2006, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: November 24, 2006

/s/ Kenneth W. Stecher

Kenneth W. Stecher

Chief Financial Officer, Executive Vice President, Secretary and Treasurer

(Principal Accounting Officer)